                              SERVICES AGREEMENT

     This Services Agreement (the "AGREEMENT") is made as of November 30, 1997 (the "EFFECTIVE DATE") by and between Yahoo! Korea Corporation, a corporation organized under the laws of the Republic of Korea (the "COMPANY") having its principal office at 502 Kyungki Bldg., 184-4, Chungjeong-Ro 2-Ka, Seodaemun-Ku, Seoul Korea 120-012, and SOFTBANK Korea Corporation, a corporation organized under the laws of the Republic of Korea ("SOFTBANK Korea") having its principal office at 2 Flr., 4 Naengchen-dong, Seodaemun-ku, Seoul, Korea.

                                  RECITALS

     A. The Company has been organized under the laws of the Republic of Korea ("KOREA"), and is XX% owned by Yahoo! Inc., a California corporation ("YAHOO"), XX% owned by SOFTBANK Korea, a Korean corporation, XX% owned by SOFTBANK Corporation, a Japanese corporation, and X% owned by Yahoo! Japan Corporation, a Japanese corporation, pursuant to a joint venture agreement dated as of the Effective Date (the "JOINT VENTURE AGREEMENT"), in order to operate in Korea (the "TERRITORY") a localized version of the Yahoo! Guide (such localized guide, products and services to be referred to herein as "YAHOO! KOREA"), to develop related products and online services in the Territory and to conduct certain other business related to such activities; and to conduct certain other business related to such activities.

     B. The Company desires that SOFTBANK Korea provide certain services for the Company as set forth below (the "SERVICES") and SOFTBANK Korea desires to provide such Services for the Company.

                                   AGREEMENT

     The parties hereto agree as follows:

1. OFFICE, PERSONNEL, FINANCIAL AND ADMINISTRATIVE SERVICES.

     1.1 SERVICES. SOFTBANK Korea shall provide the following office, personnel, financial and administrative Services (the "Office Services") to the Company:

               (a) SOFTBANK Korea shall use its diligent efforts in procuring office space for employees of the Company, along with related office services such as utilities, telecommunications equipment, general office supplies, mailroom services, cleaning services (including the costs of installment and maintenance of lines, office units and the PBX switch as well as an estimated amount for actual calls), maintenance services and general office equipment (for example, photocopiers and telefax machines); PROVIDED, HOWEVER, that SOFTBANK Korea shall obtain the Company's approval prior to signing any documents or making any commitments to third parties with respect to such office space or related office services.

               (b) SOFTBANK Korea shall provide the Company with such time of SOFTBANK Korea's technical support, sales, secretarial, administrative and management

          [X] CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS
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personnel as is necessary to launch Yahoo! Korea on such date as the parties may mutually agree (the "LAUNCH DATE"), and thereafter until the completion of the hiring of the Company's initial technical support, sales, secretarial, administrative and management personnel. SOFTBANK Korea shall use all reasonable efforts to recruit and hire for the Company those personnel specified in the Company's Operating Plan. In addition, SOFTBANK Korea shall use all reasonable efforts to provide the Company with referrals for qualified candidates and to allow the Company access to SOFTBANK Korea's recruiting channels.

               (c) SOFTBANK Korea shall provide the Company with financial management and other administrative support including payroll processing, accounting, purchasing, management information, recruiting, human resource and facility services. SOFTBANK Korea shall also provide to the Company all other similar administrative and operational services required to carry out the Company's Operating Plan. In addition, SOFTBANK Korea covenants that it will provide general management assistance to the Company, including the services of a general manager to manage the business of the Company, through September of 1998. Such general manager shall be subject to the Company's normal reporting and accounting policies and procedures.

     1.2 REIMBURSEMENT. As consideration for SOFTBANK Korea's performance of the Office Services as set forth in Section 1.1 above, the Company shall reimburse SOFTBANK Korea for:

          (a) SOFTBANK Korea's reasonable, documented, out-of-pocket expenses to third parties reasonably incurred in connection with the Office Services (including those incurred prior to the Effective Date on behalf of the Company), which shall include actual charges for telecommunications calls, special postage, courier service, and any other similar products or services provided by third parties that are individually billed to SOFTBANK Korea and that are not included in its general charges contemplated by Section 1.2(a) above; and

          (b) any other reasonable, pre-approved, documented, out-of-pocket expenses incurred by SOFTBANK Korea or its personnel on behalf of the Company in the course of providing the Office Services hereunder including, without limitation, travel expenses and employee procurement fees and expenses.

     1.3 INVOICES. SOFTBANK Korea shall send an itemized monthly invoice to the Company for the Office Services provided by SOFTBANK Korea during the previous month. The Company shall pay such amount within thirty (30) days following receipt of the invoice.

2. PROMOTIONAL SERVICES.

     2.1 ADVERTISING SERVICES. SOFTBANK Korea shall provide the Company with the right to run advertisements and promotions in any and all publications and services owned, operated or otherwise under the direct or indirect control of SOFTBANK Korea at the most favorable rate offered by SOFTBANK Korea to any third party for similar advertisements and promotions. In addition, SOFTBANK Korea shall use its best efforts to secure for the Company

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the right to run advertisements and promotions in any and all publications, services, radio stations, television stations and billboards owned, operated or otherwise under the direct or indirect control of companies in which SOFTBANK Korea has, directly or indirectly, at least 50% equity ownership, which companies are listed on SCHEDULE A hereto (the "SOFTBANK KOREA SUBSIDIARIES") at the most favorable rate offered by such SOFTBANK Korea Subsidiaries to such companies' most favored licensee for similar advertisements and promotions. SOFTBANK Korea shall also use its commercially reasonable efforts to secure for the Company the right to run advertisements and promotions in any and all publications, services, radio stations, television stations and billboards owned, operated or otherwise under the direct or indirect control of companies in which SOFTBANK Korea has, directly or indirectly, at least 10% equity ownership or that control, or are under common control with, SOFTBANK Korea, which companies are listed on SCHEDULE B hereto (the "SOFTBANK KOREA AFFILIATES") at the most favorable rate offered by such SOFTBANK Korea Affiliates to such companies' most favored licensee for similar advertisements and promotions. All advertising services provided hereunder shall be subject to the applicable rate card or other applicable terms and conditions of the publication or service being used.

     2.2 HYPERTEXT LINKS. Commencing on the Launch Date, SOFTBANK Korea shall (i) provide prominent placement of hypertext links to Yahoo! Korea on all online services owned, operated or otherwise under its control in a manner that is reasonably acceptable to the Company, (ii) use its best efforts to ensure prominent placement of hypertext links to Yahoo! Korea on all online services owned, operated or otherwise under the control of the SOFTBANK Korea Subsidiaries in a manner that is reasonably acceptable to the Company, and (iii) use its commercially reasonable efforts to ensure prominent placement of hypertext links to Yahoo! Korea on all online services owned, operated or otherwise under the control of the SOFTBANK Korea Affiliates in a manner that is reasonably acceptable to the Company. For the purposes of this Section 2, "ONLINE SERVICES" shall mean any service that provides text, graphics, sound and/or other media to subscribers electronically.

     2.3 PARTICIPATION IN MARKETING AND PROMOTIONAL ACTIVITIES. SOFTBANK Korea shall, as soon as reasonably practicable, inform the Company of all upcoming advertising, marketing and promotional activities related to the online services owned, operate or otherwise under its direct or indirect control and allow the Company to participate in such activities, subject to the Company's agreement to pay such portion of the costs associated with such activities as fairly represents the Company's participation therein. In addition, SOFTBANK Korea shall, as soon as reasonably practicable, inform the Company of all upcoming advertising, marketing and promotional activities related to the online services owned, operated or otherwise under the direct or indirect control of the SOFTBANK Korea Subsidiaries and use its best efforts to have the SOFTBANK Korea Subsidiaries allow the Company to participate in such activities, subject to the Company's agreement to pay such portion of the costs associated with such activities as fairly represents the Company's participation therein. SOFTBANK Korea shall also, as soon as reasonably practicable, inform the Company of all upcoming advertising, marketing and promotional activities related to the online services owned, operate or otherwise under the direct or indirect control of the SOFTBANK Korea Affiliates and use its commercially reasonable

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

efforts to have the SOFTBANK Korea Affiliates allow the Company to participate in such activities, subject to the Company's agreement to pay such portion of the costs associated with such activities as fairly represents the Company's participation therein. Further, SOFTBANK Korea shall (i) cooperate with the Company, (ii) use its best efforts to have the SOFTBANK Korea Subsidiaries cooperate with the Company and (iii) use its commercially reasonable efforts to have the SOFTBANK Korea Affiliates cooperate with the Company in connection with other promotional activities in the Territory as may be appropriate including, for example, joint participation in marketing and promotional events such as trade shows, seminars and roundtable discussions.

3. ADVERTISING SALES SERVICES.

     3.1 ADVERTISING SALES SERVICES. During the term of this Agreement, SOFTBANK Korea shall use its best efforts to assist the Company in establishing channels for selling advertising sponsorship, linking and similar promotional rights (collectively, "ADVERTISING RIGHTS") on Yahoo! Korea to advertisers targeting the Territory (the "ADVERTISERS"). Notwithstanding the foregoing, the Company shall have the right to sell or otherwise provide, on its own behalf, Advertising Rights on Yahoo! Korea. In addition, the Board of Directors of the Company may, in its sole discretion, permit Yahoo and SOFTBANK Korea to sell advertising space on Yahoo! Korea, subject to appropriate restrictions and limitations to be mutually agreed to by the parties. The Board of Directors of the Company shall have the right to engage third party sales representatives to sell Advertising Rights on Yahoo! Korea.

     3.2 ADVERTISING SALES GUIDELINES. The parties hereby acknowledge that the Company may, from time to time and in its sole discretion, (a) set such standards and adopt such policies and guidelines with regard to the acceptance of advertisements and advertising clients on Yahoo! Korea and (b) determine the pricing applicable to the sale of Advertising Rights on Yahoo! Korea. Any sale of Advertising Rights shall be subject to such Company standards, policies, guidelines, price rates and procedures for advertisements and Advertising Rights as shall be in effect at the time of the proposed sale and the Company may reject any proposed advertisement or advertising client that the Company, in its sole discretion, determines does not meet the Company's standards, policies and/or guidelines. Further, any sale of Advertising Rights shall be subject to the proposed advertising client's agreement to be bound by the Company's standard advertising sales agreement as is then in effect.

     3.3 COVENANT OF SOFTBANK KOREA. SOFTBANK Korea shall not quote prices or make any other representations regarding Advertising Rights on Yahoo! Korea or www.yahoo.com other than as expressly authorized by the Company.

4. MANAGEMENT SUPPORT

     SOFTBANK Korea covenants to ensure that its officers and directors will, as requested by the Company's Board, provide reasonable support and assistance to the Company in

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

facilitating discussions between the Company and third party strategic partners and other service providers located in Korea.

5. CONTENT LICENSES

     Upon the Company's request, SOFTBANK Korea will use its best efforts to facilitate, with respect to the SOFTBANK Korea Subsidiaries, and use its commercially reasonable efforts to facilitate, with respect to the SOFTBANK Korea Affiliates, providing license to the Company of any content owned by (or licensed, with the right to sublicense, to) the SOFTBANK Korea Subsidiaries or the SOFTBANK Korea Affiliates pursuant to an agreement that provides that (a) the Company will have the right to use, modify, reproduce, publicly display, publicly perform, distribute and transmit such content on terms no less favorable than those offered to its most favored licensees and (b) the license(s) granted thereunder will survive any termination of this Agreement. The parties further agree to ensure that any such third party content licensed to the Company may be complemented by content created by the Company (the "COMPLEMENTARY CONTENT"). The Company shall maintain ownership and all intellectual property rights to the Complementary Content.


6. TERM AND TERMINATION.

     6.1 TERM. Unless earlier terminated as provided herein, this Agreement shall be effective during the period (the "TERM") from the Effective Date of this Agreement until the sooner of: (a) the date on which this Agreement is terminated under Sections 6.2, 6.3 or 6.4 hereto; or (c) the date of termination of the Joint Venture Agreement. Upon termination, all rights and obligations of each party hereto shall cease as of the date of termination and any amounts owed hereunder shall be paid in full; PROVIDED, HOWEVER, that rights and obligations set forth in Sections 7, 8, 9, 10 and 11 shall survive the termination of this Agreement. Notwithstanding the foregoing, the rights and obligations set forth in Section 1 shall expire on the first anniversary of the Effective Date, subject to earlier termination pursuant to this
Section 6, provided that, no later than ten (10) months following the Effective Date, the parties will enter into good faith negotiations to renew the rights and obligations set forth in Section 1 and subsequently, but not later than the first anniversary of the Effective Date, execute a written addendum to this Agreement specifying the new expiration date for Section 1 and such other terms and conditions as the parties may agree and, provided further that, the parties shall remain liable for any liabilities arising from any breach of the Agreement prior to any such termination.

     6.2 SOFTBANK KOREA'S RIGHT TO TERMINATE FOR BREACH. In the event that the Company shall commit any material breach under this Agreement and such breach is not cured within thirty (30) days following receipt of written notice thereof from SOFTBANK Korea, SOFTBANK Korea shall have the right (but not the obligation), in addition to all other legal and equitable remedies that may be available to it, to terminate this Agreement.

     6.3 COMPANY'S RIGHT TO TERMINATE FOR BREACH. In the event that SOFTBANK Korea or an SOFTBANK Korea Affiliate shall commit any material breach under this Agreement and

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

such breach is not cured within thirty (30) days following receipt of written notice thereof from the Company, the Company shall have the right (but not the obligation), in addition to all other legal and equitable remedies that may be available to it, to terminate this Agreement.

     7. DIRECTION AND CONTROL OF SOFTBANK KOREA'S PERSONNEL; INDEMNIFICATION.

SOFTBANK Korea shall have the right to direct and control its personnel and/or any third parties providing the Services hereunder and to determine the conditions of employment for all such personnel providing the Services, including without limitation, their working hours, employment and vacation policies, benefits, seniority, promotions and assignments. SOFTBANK Korea shall also have the exclusive right to hire and fire its personnel. Notwithstanding the foregoing, SOFTBANK Korea shall (a) consider, in good faith, the Company's suggestions with regard to SOFTBANK Korea's staffing as it relates to the provision of the Services and (b) upon the Company's reasonable request, prohibit an employee from performing Services if the Company has received one or more complaints from a third party regarding such employee's provision of Services. SOFTBANK Korea will be solely responsible for compensation of its personnel and for all withholding taxes, unemployment insurance, workmen's compensation, and any other insurance and fringe benefits with respect to such personnel. SOFTBANK Korea shall be solely responsible for severance or amounts payable upon the termination of employment of such personnel or any dispute or claim concerning that termination, and SOFTBANK Korea shall indemnify, defend and hold the Company and its officers, directors, agents and securityholders harmless from and against any and all losses, expenses, damages, or claims incurred by or brought against them by SOFTBANK Korea personnel relating to such termination, dispute or claims. In addition, SOFTBANK Korea nor any of their employees, directors or officers shall make any representations regarding the Company, Yahoo! Korea or Yahoo to Advertisers or other individuals except as expressly set forth in this Agreement or as approved in writing by the Company and SOFTBANK Korea shall indemnify, defend and hold the Company and its officers, directors, agents and securityholders harmless from and against any and all losses, expenses, damages, or claims incurred by or brought against them as a result of such unauthorized representations.

8. CONFIDENTIALITY.

     8.1 The parties recognize that, in connection with the performance of this Agreement, each of them may disclose to the others its Confidential Information (as defined below). The party receiving any Confidential Information agrees to maintain the confidential status of such Confidential Information and not to use any such Confidential Information for any purpose other than the purpose for which it was originally disclosed to the receiving party, and not to disclose any of such Confidential Information to any third party. No party shall disclose the others' Confidential Information to its employees and agents except on a "need-to-know" basis.

     8.2 The parties acknowledge and agree that each may disclose
Confidential Information: (a) as required by law or the rules of the National Association of Securities Dealers, Inc. or any applicable securities exchange; (b) to their respective directors, officers, employees,

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

attorneys, accountants and other advisors, who are under an obligation of confidentiality, on a "need-to-know" basis; (c) to investors or joint venture partners, who are under an obligation of confidentiality, on a "need-to-know" basis; or (d) in connection with disputes or litigation between the parties involving such Confidential Information and each party shall endeavor to limit disclosure to that purpose and to ensure maximum application of all appropriate judicial safeguards (such as placing documents under seal). In the event a party is required to disclose Confidential Information as required by law, such party will, to the extent practicable, in advance of such disclosure, provide the disclosing party with prompt notice of such requirement. Such party also agrees, to the extent legally permissible, to provide the disclosing party, in advance of any such disclosure, with copies of any information or documents such party intends to disclose (and, if applicable, the text of the disclosure language itself) and to cooperate with the disclosing party to the extent the disclosing party may seek to limit such disclosure.

     8.3 "CONFIDENTIAL INFORMATION" shall mean any information disclosed in the course of this Agreement, which is identified as or should be reasonably understood to be confidential or proprietary to the disclosing party, including, but not limited to, know-how, trade secrets, log data, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, pricing, advertising and marketing data. "Confidential Information" shall not include information which: (a) is known by the recipient on, or becomes known to the recipient following, the Effective Date directly or indirectly from a third party source other than one having an obligation of confidentiality to the disclosing party; (b) hereafter becomes known (independently of disclosure by the disclosing party) to the recipient directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (c) becomes publicly known or available or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the recipient; or (d) is or was independently developed by the recipient without use of or reference to the disclosing party's Confidential Information, as shown by evidence in the recipient's possession.

     9. NOTICES.

     Except as otherwise provided herein, any notice or other communication to be given hereunder shall be in writing and shall be (as elected by the party giving such notice): (a) personally delivered; (b) transmitted by postage prepaid registered or certified airmail, return receipt requested;
(c) transmitted by electronic mail via the Internet with receipt being acknowledged by the recipient by return electronic mail (with a copy of such transmission concurrently transmitted by postage prepaid registered or certified airmail, return receipt requested); (d) transmitted by facsimile (with a copy of such transmission by postage prepaid registered or certified airmail, return receipt requested); or (e) deposited prepaid with a nationally recognized overnight courier service. Unless otherwise provided herein, all notices shall be deemed to have been duly given on: (x) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally, by electronic mail, facsimile or by courier; or (y) three (3) days after the date of posting if transmitted by mail. Notice hereunder shall be directed to a party

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

at the address for such party as set forth on Schedule A or in the first paragraph of this Agreement. Any party may change its address for notice purposes hereof on not less than three (3) days prior notice to the other party pursuant to this Section 9

10. NON-COMPETITION.

     During the term of the Joint Venture Agreement and for a period of XXXXXXXXXXXX thereafter, neither SOFTBANK Korea nor any subsidiaries of SOFTBANK Korea that may come into existence after the date of this Agreement shall engage or otherwise participate, directly, indirectly, by license, joint venture, security ownership or otherwise, in a business or service that offers, in the Territory, any significant portion of the content or services offered, or proposed to be offered, by the Company during the term of the Joint Venture Agreement (a "COMPETITIVE SERVICE"). Competitive Services shall include, without limitation, the services owned, operated, or offered by the companies listed in SCHEDULE C attached hereto, and any other third party online navigational service or information aggregator that provides a comprehensive hierarchical directory or text-based index of worldwide web sites. SCHEDULE C may be updated on a quarterly basis by Yahoo, subject to SOFTBANK Korea's approval which may not be unreasonably withheld.

11. MISCELLANEOUS.

     11.1 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had all signed the same document. All counterparts shall be construed together and shall constitute one agreement.

     11.2 NO ASSIGNMENT. Neither party shall transfer or assign any rights or delegate any obligations hereunder, in whole or in part, whether voluntarily or by operation of law, without the prior written consent of the other party. Any purported transfer, assignment or delegation by either party without the appropriate prior written approval shall be null and void and of no force or effect. Notwithstanding the foregoing, each party shall have the right to assign this Agreement to any successor of such party by way of merger or consolidation or the acquisition of all or substantially all of the business and assets of the assigning party relating to the Agreement.

     11.3 HEADINGS. Sections, titles or captions in no way define, limit, extend or describe the scope of this Agreement nor the intent of any of its provisions.

     11.4 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     11.5 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior and/or contemporaneous agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

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     11.6 GOVERNING LAW.  This Agreement shall be governed by and interpreted under the laws of Korea, and not under the Convention for the International Sale of Goods.

     11.7 AMENDMENT. This Agreement may not be amended or modified by the parties in any manner, except by an instrument in writing signed on behalf of each of the parties to which such amendment or modification applies by a duly authorized officer or representative.

     11.8 WAIVER. Any of the provisions of this Agreement may be waived by the party entitled to the benefit thereof. Neither party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the waiving party, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     11.9 RECOVERY OF COSTS AND EXPENSES. If either party to this Agreement brings an action against the other party to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including, without limitation, attorneys' fees and costs incurred in connection with such action, including any appeal of such action.



                       [Signature page follows]



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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers or representatives as of the Effective Date.

YAHOO! KOREA CORPORATION                       YAHOO! INC.

By:  /s/ JIN YOUM                              By:  /s/ HEATHER KILLEN
     --------------------------                     --------------------------
Name:   Jin Youm                               Name:    Heather Killen
Title:  President                              Title:   Vice President


SOFTBANK KOREA CORPORATION

By:  /s/ HONG SUNG LEE
     --------------------------
Name:    Hong-Sun Lee
Title:   President and
         Chief Executive Officer



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                              SCHEDULE A

                List of Softbank Korea Subsidiaries

                                 NONE


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

                               SCHEDULE B

                   List of Softbank Korea Affiliate


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                              SCHEDULE C

XXXXXXXXX
XXXXXXXXXXX
XXXXXXXX
XXX
XXXXXXXXXXXXX
XXXXXXXXXXXXX
XXXXX XXXXXXXX XXXXXX XXXXXX
XXXXX XXXXXX
XXXXXXXXX
XXXXXXXXX
XXXXXXXX
XXX-XXXX
XXXXX
XXXXX
XXXXXXXXXXXX
XXXXXXX
XXXXXX

XXXX XXXXX XXXXX
XXXXXX (XXXXXXXXX XXXXXXXXXX, XXXXXXXX)
XXXXXX (XXX)
XXXXXX (XXXXXXX, XXXXXXXX)
XXXXXXXX
XXXXXXX
XXXXX
XXXX XXXX
XXXXXX.XXX (XXXX)
XXXXXX XXXXX
XXXXXXXXX
XXXXXXXX
XXXXXXXXXXX.XXX



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